Exhibit 10.3

EXECUTION VERSION

AMENDMENT NO. 2
TO MASTER REPURCHASE AGREEMENT

Amendment No. 2, dated as of January 31, 2007 (this “Amendment”), among JPMORGAN CHASE BANK, N.A. (the “Buyer”), FIELDSTONE MORTGAGE COMPANY (a “Seller”) and FIELDSTONE INVESTMENT CORPORATION (a “Seller” and, together with Fieldstone Mortgage Company, the “Sellers”).

RECITALS

The Buyer and the Sellers are parties to that certain Master Repurchase Agreement, dated as of July 14, 2006, as amended by Amendment No. 1, dated as of December 20, 2006 (as the same may have been amended and supplemented from time to time, the “Existing Repurchase Agreement” and as amended by this Amendment, the “Repurchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

The Buyer and the Sellers have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, the Buyer and the Sellers hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Amendment Period. For purposes of this Amendment, this Section 1 will be effective only for the period from and including January 1, 2007 through and including March 31, 2007 (the “Amendment Period”). Section 12(k)(v) of the Existing Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following language, which amendment shall be effective solely during the Amendment Period:

“(v) Reserved.

SECTION 2. Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of “Maximum Committed Purchase Price” thereof and replacing it with the following:

““Maximum Committed Purchase Price” shall mean $250,000,000.”

SECTION 3. Financial Covenants. Section 12 of the Existing Repurchase Amendment is hereby amended by deleting subsection (k)(i) thereof in its entirety and replacing it with the following:

““(i) Maintenance of Adjusted Tangible Net Worth. FIC shall at all times maintain an Adjusted Tangible Net Worth, on a consolidated basis, of at least $350,000,000.”

SECTION 4. Conditions Precedent. This Amendment shall become effective, with respect to the amendments in Section 1, as of January 1, 2007 and, with respect to the amendments in Sections 2 and 3, on the date hereof, subject to the satisfaction of the following conditions precedent:

4.1 Delivered Documents. The Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a) this Amendment, executed and delivered by a duly authorized officer of the Buyer and Sellers;

(b) such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 5. Representations and Warranties. Each of the Sellers hereby represents and warrants to the Buyer that they are in compliance with all the terms and provisions set forth in the Repurchase Agreement on their part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirm and reaffirm the representations and warranties contained in Section 11 of the Existing Repurchase Agreement.

SECTION 6. Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. The amendments set forth in Section 1 of this Amendment shall expire upon the expiration of the Amendment Period at which time the terms of the Existing Repurchase Agreement shall revert to that set forth in the Existing Repurchase Agreement and be applied on a prospective basis thereafter. Other than as expressly set forth herein, the execution of this Amendment by the Buyer shall not operate as a waiver of any of its rights, powers or privileges under the Repurchase Agreement or any other Repurchase Document, including without limitation, any rights, powers or privileges relating to other existing or future breaches of, or Defaults or Events of Default under, the Repurchase Agreement or any other Repurchase Document (whether the same or of a similar nature as the breaches identified herein or otherwise) except as expressly set forth herein.

SECTION 7. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:	JPMORGAN CHASE BANK, N.A.,
as Buyer

By: /s/ Mark Wegener

Name:
Title:

Seller:	FIELDSTONE MORTGAGE COMPANY, as Seller

By: /s/ Mark C. Krebs

Name: Mark C. Krebs Title: Sr. Vice President & Treasurer

Seller:	FIELDSTONE INVESTMENT CORPORATION, as Seller

By: /s/ Mark C. Krebs

Name: Mark C. Krebs Title: Sr. Vice President & Treasurer